FORM 8-K

UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Date of Report (date of earliest event reported) March 10, 2008

Commission File No. 000-53126

DATA STORAGE CONSULTING SERVICES, INC.
 (Exact Name of registrant as specified in its charter)

Colorado	20-8096131
(State or other jurisdiction	(IRS Employer File Number)
of incorporation)

13990 Braun Road
Golden, Colorado	80401
(Address of principal executive offices)	(zip code)

(303) 883-9334
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

    For purposes of this document, unless otherwise indicated or the context otherwise requires, all references herein to “Data Storage Consulting Services” “we,” “us,” and “our,” refer to Data Storage Consulting Services, Inc., a Colorado corporation.

Item 8.01 Other Events.

    On March 7, 2008, we closed our registered public offering. We sold a total of 404,000 common shares at a price of $.25 per share, for a total of $101,000.

    We have appointed Corporate Stock Transfer of Denver, Colorado as the transfer agent for our common shares.  Their address is 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209. Their phone number is (303)282-4800.

    We have new corporate offices, located at 13990 Braun Road, Golden, Colorado 80401. Our telephone number remains the same.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA STORAGE CONSULTING SERVICES, INC.
Date: March 10, 2008.	By:	/s/ Ross Bernstein
Ross Bernstein
President